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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section l3 or l5(d) of the
                         Securities Exchange Act of l934


       Date of Report (Date of earliest event reported) November 19, 1996
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                             SLM INTERNATIONAL, INC.
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              (Exact name of registrant as specified in its charter



             DELAWARE                  34-0-19596           13-36-32297
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  (State of other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)



       30 ROCKEFELLER PLAZA, NEW YORK, NEW YORK               10112
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       (Address of principal executive offices)            (Zip Code)



                                  212-332-1610
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              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.
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     On September 12, 1996, the Company filed with the United States Bankruptcy
Court in Wilmington, Delaware, a plan of reorganization (the "Plan") that has the full support of each of the Company's key creditor groups. The Plan provides for a significant de-leveraging of the Company's capital structure and the conversion of the majority of the Company's existing debt into one hundred percent of the equity of the reorganized entity (the "Reorganized Company") that will be issued upon confirmation of the Plan. The Company filed a Disclosure Statement with respect to the Plan on September 19, 1996.

     After further negotiations and term modifications among the Company and six of its subsidiaries (the "Debtors") and their creditor constituencies, on November 13, 1996 the Debtors filed with the Court a First Amended Chapter 11 Plan of Reorganization (the "Reorganization Plan") and the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code incident to the Reorganization Plan. On November 19, 1996, the Bankruptcy Court approved the adequacy of the First Amended Disclosure Statement as modified in open court (the "Disclosure Statement"). The Reorganization Plan represents the culmination of management analyses and negotiation amongst representatives of principal parties in interest regarding the best means to maximize and to allocate value to the Debtors' creditors and stockholders in accordance with their legal and contractual rights and priorities with due regard to the potential causes of action and claims that could be asserted against and by certain creditors.

Under the Reorganization Plan, among other things:

o The Debtors' secured creditors will receive $73,973,000 in cash and new senior secured notes (the "New Senior Secured Notes") and 2,470,000 shares of new common stock (the "New Common Stock") of the Reorganized Company, in exchange for approximately $108,000,000 of secured and unsecured indebtedness (which amount includes the secured creditors estimate of post-filing interest and expenses). The 2,470,000 shares of New Common Stock represents (before dilution) 38.0% of the ownership of the Reorganized Company. The New Senior Secured Notes will have a term of seven years with principal payment beginning in the fifth year after the Reorganization Plan becomes effective (the "Effective Date"). Interest thereon is due and payable semi-



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     annually at 14.0% (including 4.0% payable in kind ("PIK"), with such PIK interest reduced permanently if the Company achieves certain earnings levels established in the Reorganization Plan). The New Senior Secured Notes are pre-payable at 101% of principal plus accrued interest, will be secured by a lien on substantially all of the Company's assets, which lien will be subordinate only to the Company's new secured credit facility, and will have covenants, representations and other terms customary in instruments of this nature.

o The Debtors' unsecured creditors will receive 4,030,000 shares of New Common Stock representing, at the time of issuance, 62.0% of the distributed equity in the Reorganized Company, subject to dilution upon the exercise of warrants distributed to equity security holders and stock options held by the Company's Chief Executive Officer (up to 10.0% of the New Common Stock at varying exercise prices), in exchange for approximately $120,000,000 of unsecured indebtedness. It is presumed that the New Common Stock will have an initial value of $10.16 per share.

o The Company's equity security holders (currently holding 18,859,679 shares of Common Stock) will receive a total of 300,000 5-year warrants to purchase an aggregate of 300,000 shares of New Common Stock currently expected to be at an exercise price above the initial value of the New Common Stock. The warrants would be exercisable at an enterprise valuation of $175,000,000; based on a presumed initial value of $10.16 per share, this would be an exercise price of approximately $17.00 per share. In addition, the warrant holders will have the option to receive an aggregate payment of $500,000 upon cancellation of such warrants in connection with a sale of the Reorganized Company for more than $140,000,000.

     The Reorganization Plan, which is predicated upon an estimated Company valuation of $130,000,000, exclusive of cash for distribution thereunder, also provides for other terms including: structured settlements with Fleet Credit Corporation (in connection with its claims arising from equipment financing) and NHL Enterprises, Inc. and its affiliates (in connection with their claims arising from royalty obligations under licenses with the Company and alleged infringement of their property); the incorporated consent decree entered in Vermont Superior Court by agreement with Maska U.S., Inc. ("Maska"); an overall structured settlement among and between all of the creditor


                                      - 2 -



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classes which results in, among other things, the recoveries described above for the secured creditors and unsecured creditors collectively as well as an intra-creditor structured recovery resulting in the holders of the Company's 6.76% Senior Notes realizing 40.9% on their claims, Maska's unsecured creditors realizing 56.6% on their claims and the unsecured creditors of the other Debtors realizing 31.9% on their claims; and the creation of a new 5-member Board of Directors (consisting of the then Chief Executive Officer, two directors selected by the Unsecured Creditors Committee and two directors selected by the Secured Creditors Group). A hearing on the adequacy of the Disclosure Statement was held on November 19, 1996, at which the Bankruptcy Court approved the adequacy of the Disclosure Statement and authorization of its distribution to the creditors and stockholders for voting on the Reorganization Plan. The effectiveness of the Reorganization Plan is subject to, among other things, a creditor and equity security holder vote on such plan and Bankruptcy Court approval of such plan based upon legal criteria set forth in the Bankruptcy
Code. Confirmation currently is scheduled for January 23, 1997 but may be postponed unless the Reorganization Plan is accepted by voting constituencies and the approval of such plan is not subject to material opposition. The
Company, therefore, is not presently able to predict with certainty when the Chapter 11 Cases will be concluded or on what basis.

Item 7. Financial Statements and Exhibits.
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     (c) Exhibits

          1. First Amended Joint Chapter 11 Plan, dated November 12, 1996, filed with the United States Bankruptcy Court for the District of Delaware.

          2.   First Amended Disclosure Statement, dated November 12, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SLM INTERNATIONAL, INC.
                                         (Registrant)


                                          /s/ JOHN A. SARTO
                                          --------------------------------
                                               (Signature)
                                          John A. Sarto
                                          Vice President and Chief
                                            Financial Officer



Date:  December 4, 1996



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                                 EXHIBIT INDEX


Exhibit No.                       Description
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     1.     First Amended Joint Chapter 11 Plan, dated November 12, 1996, filed with the United States Bankruptcy Court for the District of Delaware.

     2.     First Amended Disclosure Statement, dated November 12, 1996.